UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 4, 2003

Atrium Companies, Inc.

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of	333-20095 (Commission File Number)	75-2642488 (I.R.S. Employer
incorporation or organization)		Identification Number)

1341 W. Mockingbird Lane
Suite 1200West
Dallas, Texas 75247
(Address of executive offices, including zip code)

(214) 630-5757
(Registrant’s telephone number, including area code)

N/A
(former address if changed since last report)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 7. Financial Statements and Exhibits

(c)	Exhibits

     The following exhibit is furnished as a part of this Current Report on Form 8-K:

99.1	Press Release of Atrium Companies, Inc. dated August 4, 2003.

Item 12. Results of Operations and Financial Condition

     On August 4, 2003, Atrium Companies Inc. (the “Company”) issued a press release announcing the Company’s financial results for the quarter ended June 30, 2003. A copy of this press release is attached as exhibit 99.1 to this Current Report on Form 8-K.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ATRIUM COMPANIES, INC.

By:	/s/ Eric W. Long

Eric W. Long
Executive Vice President and Chief Financial Officer
(Principal Financial and Accounting Officer)

Date: August 4, 2003

EXHIBIT INDEX

Exhibit
Number

99.1	Press release dated August 4, 2003.